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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 31, 1997

                         ACCEL INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

    DELAWARE                        0-8162                       31-078834
(State or other                  (Commission                 (I.R.S. Employer
  jurisdiction                   File Number)               Identification No.)
of incorporation)

                              475 Metro Place North
                               Dublin, Ohio 43017
   (Address, including zip code, of registrant's principal executive offices)

                                 (614) 764-7000
              (Registrant's telephone number, including area code)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         Effective as of December 31, 1997, ACCEL International Corporation (the "Company") consummated (i) the sale by the Company to Lyndon Insurance Group, Inc. and Lyndon Life Insurance Company (collectively, "Lyndon") of all of the outstanding capital stock of the Company's wholly owned subsidiaries, Acceleration Life Insurance Company, Acceleration National Service Corporation and Dublin International Limited (collectively, the "Target Corporations"), for the consideration and upon the terms set forth in the Stock Acquisition Agreement dated October 20, 1997 by and between the Company and Lyndon (the "Stock Acquisition Agreement"), as amended by a certain Amendment No. 1 to Stock Acquisition Agreement dated as of January 2, 1998, and (ii) the sale by the Company's wholly owned



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subsidiary, Acceleration National Insurance Company ("ANIC"), to Lyndon Property
Insurance Company ("Lyndon Property"), of ANIC's vehicle extended service contract business, for the consideration and upon the terms set forth in the Asset Purchase Agreement dated October 20, 1997 among Lyndon Property, the Company and ANIC (collectively, the "Transaction"). The Company received total consideration of $40.5 million in cash in connection with the Transaction. However, as more fully described in the Company's Proxy Statement dated December 18, 1997 relating to the Special Meeting of Stockholders held on December 30, 1997 at which the Company's stockholders approved and authorized the Transaction (the "Proxy Statement"), within 125 days after the closing, the purchase price will be decreased by the amount, if any, by which the Target Corporations' combined GAAP stockholders' equity as of December 31, 1997 (the "Combined GAAP Equity") is less than $31.6 million or, alternatively, in the event that the Combined GAAP Equity is greater than $31.6 million, the purchase price will be increased by the amount by which the Combined GAAP Equity exceeds $31.6 million.

         Copies of the Stock Acquisition Agreement and Asset Purchase Agreement were included in the Proxy Statement as Annex I and Annex II, respectively. The consideration paid by Lyndon and Lyndon Property was determined through negotiation of the parties, as more fully described in the Proxy Statement. A copy of the Proxy Statement has been previously filed with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act, as amended (the "Exchange Act").

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Not applicable.

         (b)      Pro Forma Financial Information

                  The financial statements of the Company, as well as certain pro forma financial information, are contained in the Proxy Statement. In that respect, the information appearing under the captions "Unaudited Pro Forma Consolidated Financial Information" (pages 24 through 29) and "Index to Consolidated Financial Statements" (pages F-1 et seq.) in the Proxy Statement is incorporated herein by reference pursuant to Rule 12b-23 promulgated under the Exchange Act.

         (c)      Exhibits

                  2.1 Stock Acquisition Agreement dated October 20, 1997 by and among ACCEL International Corporation, Lyndon Life Insurance Company and Lyndon Insurance Group, Inc. Incorporated by reference to Exhibit 99.1.

                  2.2 Asset Purchase Agreement dated October 20, 1997 by and among ACCEL International Corporation, Acceleration National Insurance Company and Lyndon Property Insurance Company. Incorporated by reference to Exhibit 99.1.


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                  2.3      Amendment No. 1 to Stock Acquisition Agreement dated
                           January 2, 1998 by and among ACCEL International Corporation, Acceleration National Insurance Company, Lyndon Life Insurance Company and Lyndon Insurance Group, Inc. Filed herewith.

                  99.1 ACCEL International Corporation's Definitive Proxy Statement, dated December 18, 1997, related to the special meeting of stockholders held on December 30, 1997. Incorporated by reference pursuant to Rule 12b-32 promulgated under the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ACCEL INTERNATIONAL CORPORATION

                                               By: /s/ CYNTHIA ANNE MOORE
                                                  ----------------------------
                                                  Cynthia Anne Moore
                                                  Chief Financial Officer

Dated: January 15, 1998


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                                  EXHIBIT INDEX

Exhibit
  No.             Description
-------           -----------

  2.1 Stock Acquisition Agreement dated October 20, 1997 by and among ACCEL International Corporation, Lyndon Life Insurance Company and Lyndon Insurance Group, Inc. Incorporated by reference to Exhibit 99.1.

  2.2 Asset Purchase Agreement dated October 20, 1997 by and among ACCEL International Corporation, Acceleration National Insurance Company and Lyndon Property Insurance Company. Incorporated by reference to
          Exhibit 99.1.

  2.3 Amendment No. 1 to Stock Acquisition Agreement dated January 2, 1998 by and among ACCEL International Corporation, Acceleration National Insurance Company, Lyndon Life Insurance Company and Lyndon Insurance Group, Inc. Filed herewith.

  99.1 ACCEL International Corporation's Definitive Proxy Statement, dated December 18, 1997, related to the special meeting of stockholders held on December 30, 1997. Incorporated by reference pursuant to the Definitive Proxy Statement of ACCEL International Corporation filed on December 18, 1997.



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